Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 400 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Lennar Corporation

(Exact name of obligor as specified in its charter)

Delaware	95-4337490
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

7010170_2

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
308 Furman, Ltd.	Texas	01-0757175
360 Developers, LLC	Florida	03-0469008
Ann Arundel Farms, Ltd.	Texas	76-0594649
Aquaterra Utilities, Inc.	Florida	59-3674555
Asbury Woods L.L.C.	Illinois	36-4491586
Astoria Options, LLC	Delaware	26-3838861
Autumn Creek Development, Ltd.	Texas	76-0566381
Aylon, LLC	Delaware	74-3135055
Bainebridge 249, LLC	Florida	45-5434000
Bay Colony Expansion 369, Ltd.	Texas	01-0634897
Bay River Colony Development, Ltd.	Texas	None
BB Investment Holdings, LLC	Nevada	None
BCI Properties, LLC	Nevada	None
Bellagio Lennar, LLC	Florida	46-0560657
Belle Meade LEN Holdings, LLC	Florida	27-1137331
Belle Meade Partners, LLC	Florida	20-3287566
BPH I, LLC	Nevada	None
Bramalea California, Inc.	California	95-3426206
Bressi Gardenlane, LLC	Delaware	47-0876961
Builders LP, Inc.	Delaware	43-1981685
Cambria L.L.C.	Illinois	36-4343919
Cary Woods LLC	Illinois	36-4511011
Casa Marina Development, LLC	Florida	55-0817596
Caswell Acquisition Group, LLC	Delaware	None

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Cedar Lakes II, LLC	North Carolina	None
Chancellor Place at Hamilton, LLC	New Jersey	45-2994842
Cherrytree II LLC	Maryland	75-2988548
CL Ventures, LLC	Florida	11-3728443
Coco Palm 82, LLC	Florida	None
Colonial Heritage LLC	Virginia	20-0646289
Concord Station, LLP	Florida	20-0986458
Coto De Caza, Ltd., Limited Partnership	California	33-0738531
Coventry L.L.C.	Illinois	36-4511106
CPFE, LLC	Maryland	45-5433728
CP Red Oak Management, LLC	Texas	None
CP Red Oak Partners, Ltd.	Texas	20-1064026
Creekside Crossing, L.L.C.	Illinois	43-2052256
Danville Tassajara Partners, LLC	Delaware	20-1461254
Darcy-Joliet, LLC	Illinois	20-1290431
DBJ Holdings, LLC	Nevada	None
DTC Holdings of Florida, LLC	Florida	45-2118119
Estates Seven, LLC	Delaware	52-2274380
EV, LLC	Maryland	None
Evergreen Village LLC	Delaware	59-3801488
F&R Florida Homes, LLC	Florida	27-2136138
F&R QVI Home Investments USA, LLC	Delaware	20-8024189
FLORDADE LLC	Florida	38-3832923
Fox-Maple Associates, LLC	New Jersey	43-1997377
Friendswood Development Company, LLC	Texas	74-2859478
Garco Investments, LLC	Florida	65-1151300
Greentree Holdings, LLC	New Jersey	76-0693003

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Greystone Construction, Inc.	Arizona	86-0864245
Greystone Homes, Inc.	Delaware	93-1070009
Greystone Homes of Nevada, Inc.	Delaware	88-0412604
Greystone Nevada, LLC	Delaware	88-0412611
Greywall Club L.L.C.	Illinois	20-1083688
Hammocks Lennar LLC	Florida	None
Harveston, LLC	Delaware	02-0613649
Haverford Venture L.L.C.	Illinois	20-0064473
Haverton L.L.C.	Illinois	30-0057181
HCC Investors, LLC	Delaware	33-0770138
Heathcote Commons LLC	Virginia	20-1178932
Heritage of Auburn Hills, L.L.C.	Michigan	38-3395118
Hewitts Landing Trustee, LLC	Massachusetts	27-2909649
Home Buyer’s Advantage Realty, Inc.	Texas	76-0573246
Homecraft Corporation	Texas	76-0334090
HTC Golf Club, LLC	Colorado	26-0312522
Inactive Companies, LLC	Florida	26-2094631
Independence L.L.C.	Virginia	76-0651137
Isles at Bayshore Club, LLC	Florida	27-2304291
Lakelands at Easton, L.L.C.	Maryland	03-0501970
Lakeside Farm, LLC	Maryland	None
Largo Park Multifamily Developer, LLC	Delaware	45-2976674
LCD Asante, LLC	Delaware	26-1131090
Legends Club, LLC	Florida	48-1259544
Legends Golf Club, LLC	Florida	59-3691814
LEN - Belle Meade, LLC	Florida	27-1077754
LEN – CG South, LLC	Florida	45-4599963

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
LEN - Palm Vista, LLC	Florida	27-1077269
LEN Paradise Cable, LLC	Florida	27-2559480
LEN Paradise Operating, LLC	Florida	27-2559369
Len Paradise, LLC	Florida	27-0950511
Lencraft, LLC	Maryland	20-1749015
LENH I, LLC	Florida	56-2349820
Len-Hawks Point, LLC	Florida	45-4049841
Lennar - BVHP, LLC	California	94-3332430
Lennar Aircraft I, LLC	Delaware	20-2424732
Lennar Arizona, Inc.	Arizona	20-5335505
Lennar Arizona Construction, Inc.	Arizona	20-5335712
Lennar Associates Management, LLC	Delaware	52-2257293
Lennar Associates Management Holding Company	Florida	31-1806357
Lennar Avenue One, LLC	Delaware	46-1440494
Lennar Bridges, LLC	California	33-0843355
Lennar Buffington Colorado Crossing, L.P.	Texas	20-2002341
Lennar Buffington Zachary Scott, L.P.	Texas	20-1577414
Lennar Carolinas, LLC	Delaware	20-3150607
Lennar Central Park, LLC	Delaware	20-1087322
Lennar Central Region Sweep, Inc.	Nevada	65-1111068
Lennar Central Texas, L.P.	Texas	20-5336543
Lennar Chicago, Inc.	Illinois	36-3971759
Lennar Cobra, LLC	Delaware	26-3945098
Lennar Colorado, LLC	Colorado	20-0451796
Lennar Colorado Minerals LLC	Colorado	None
Lennar Communities, Inc.	California	33-0855007

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Lennar Communities Development, Inc.	Delaware	86-0262130
Lennar Communities Nevada, LLC	Nevada	20-3035653
Lennar Communities of Chicago L.L.C.	Illinois	20-2036535
Lennar Construction, Inc.	Arizona	86-0972186
Lennar Coto Holdings, L.L.C.	California	33-0787906
Lennar Developers, Inc.	Florida	48-1259540
Lennar Distressed Investments, LLC	Delaware	27-1816535
Lennar Family of Builders GP, Inc.	Delaware	43-1981691
Lennar Family of Builders Limited Partnership	Delaware	43-1981697
Lennar Fresno, Inc.	California	33-1008718
Lennar Gardens, LLC	Florida	27-4501329
Lennar Georgia, Inc.	Georgia	20-8892316
Lennar Greer Ranch Venture, LLC	California	33-0888370
Lennar Heritage Fields, LLC	California	27-3194383
Lennar Hingham Holdings, LLC	Delaware	20-2866090
Lennar Hingham JV, LLC	Delaware	20-2866001
Lennar Homes Holding, LLC	Delaware	16-1641233
Lennar Homes NJ, LLC	Delaware	45-2921631
Lennar Homes, LLC	Florida	59-0711505
Lennar Homes of Arizona, Inc.	Arizona	65-0163412
Lennar Homes of California, Inc.	California	93-1223261
Lennar Homes of Texas Land and Construction, Ltd.	Texas	75-2792018
Lennar Homes of Texas Sales and Marketing, Ltd.	Texas	75-2792019
Lennar Illinois Trading Company, LLC	Illinois	None
Lennar Imperial Holdings Limited Partnership	Delaware	20-2552367
Lennar International Holding, LLC	Delaware	None

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Lennar International, LLC	Delaware	None
Lennar Land Partners Sub, Inc.	Delaware	65-0776454
Lennar Land Partners Sub II, Inc.	Nevada	88-0429001
Lennar Layton, LLC	Delaware	26-3797850
Lennar Long Beach Promenade Partners, LLC	Delaware	20-1258506
Lennar Lytle, LLC	Delaware	20-2374724
Lennar Mare Island, LLC	California	33-0789053
Lennar Marina A Funding, LLC	Delaware	27-0762082
Lennar Massachusetts Properties, Inc.	Delaware	20-2681100
Lennar Middletown, LLC	New Jersey	45-5441987
Lennar Multifamily Investors, LLC	Delaware	45-2701002
Lennar New Jersey Properties Inc.	Delaware	20-2681142
Lennar New York, LLC	New York	20-3160452
Lennar Northeast Properties, Inc.	Nevada	20-2552288
Lennar Northeast Properties LLC	New Jersey	20-4874094
Lennar Northwest, Inc.	Delaware	45-2978961
Lennar Pacific, Inc.	Delaware	88-0412608
Lennar Pacific Properties, Inc.	Delaware	88-0412607
Lennar Pacific Properties Management, Inc.	Delaware	30-0139878
Lennar PI Acquisition, LLC	New Jersey	26-1531638
Lennar PI Property Acquisition, LLC	New Jersey	26-1531376
Lennar PIS Management Company, LLC	Delaware	26-3218984
Lennar PNW, Inc.	Washington	20-2977927
Lennar Point, LLC	New Jersey	46-0534484
Lennar Port Imperial South, LLC	Delaware	20-2552353
Lennar Realty, Inc.	Florida	76-0683361
Lennar Renaissance, Inc.	California	33-0726195

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Lennar Reno, LLC	Nevada	22-3895412
Lennar Rialto Investment LP	Delaware	27-1437879
Lennar Riverside West, LLC	Delaware	20-2552385
Lennar Riverside West Urban Renewal Company, L.L.C.	New Jersey	20-2562043
Lennar Sacramento, Inc.	California	33-0794993
Lennar Sales Corp.	California	95-4716082
Lennar San Jose Holdings, Inc.	California	65-0645170
Lennar/Shadeland, LLC	Pennsylvania	None
Lennar Southland I, Inc.	California	33-0801714
Lennar Southwest Holding Corp.	Nevada	91-1933536
Lennar Spencer’s Crossing, LLC	Delaware	20-2906597
Lennar Texas Holding Company	Texas	75-2788257
Lennar Trading Company, LP	Texas	72-1574089
Lennar Ventures, LLC	Florida	26-3103505
Lennar West Valley, LLC	California	20-1342854
Lennar.com Inc.	Florida	65-0980149
Lennar/LNR Camino Palomar, LLC	California	90-0159727
Lennar-Lantana Boatyard, Inc.	Florida	56-2321100
LEN-Ryan 1, LLC	Florida	None
Len-Verandahs, LLP	Florida	20-3021304
LFS Holding Company, LLC	Delaware	65-1105931
LH Eastwind, LLC	Florida	20-0097714
LH-EH Layton Lakes Estates, LLC	Arizona	04-3741040
LHI Renaissance, LLC	Florida	02-0680656
LMI Fullerton, LLC	Delaware	30-0754847
LMI Glencoe Dallas, LLC	Delaware	None

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
LMI Las Colinas Station, LLC	Delaware	32-0393213
LMI Naperville, LLC	Delaware	90-0865043
LMI Naperville Investor, LLC	Delaware	37-1709704
LMI Park Central, LLC	Delaware	None
LMI Pearl Apartment Homes, LLC	Delaware	35-2460907
LMICS, LLC	Delaware	36-4747722
LMI-Contractors, LLC	Delaware	80-0838150
LMI-Jacksonville, LLC	Delaware	45-3307890
LMI-JC Developer, LLC	Delaware	38-3875832
LMI-JC, LLC	Delaware	90-0843143
LMI–South King Development, LLC	Delaware	36-4739948
LMI–West Seattle, LLC	Delaware	37-1699874
LNC at Meadowbrook, LLC	Illinois	36-0026164
LNC at Ravenna, LLC	Illinois	41-2088272
LNC Communities I, Inc.	Colorado	84-1317557
LNC Communities II, LLC	Colorado	84-1317558
LNC Communities III, Inc.	Colorado	84-1361682
LNC Communities IV, LLC	Colorado	84-1512061
LNC Communities V, LLC	Colorado	84-1513989
LNC Communities VI, LLC	Colorado	84-1556776
LNC Communities VII, LLC	Colorado	84-1534329
LNC Communities VIII, LLC	Colorado	84-1553326
LNC Communities IX, LLC	Colorado	None
LNC Northeast Mortgage, Inc.	Delaware	54-1830770
LNC Pennsylvania Realty, Inc.	Pennsylvania	23-2991585
Long Beach Development, LLC	Texas	26-2321011
Lori Gardens Associates, L.L.C.	New Jersey	76-0664697

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Lori Gardens Associates II, LLC	New Jersey	20-1944492
Lori Gardens Associates III, LLC	New Jersey	20-1944674
Lorton Station, LLC	Virginia	76-0694499
LW D’Andrea, LLC	Delaware	20-4489534
Madrona Ridge L.L.C.	Illinois	20-0278584
Madrona Village L.L.C.	Illinois	36-4343916
Madrona Village Mews L.L.C.	Illinois	36-0026266
Majestic Woods, LLC	New Jersey	74-3001871
Marble Mountain Partners, LLC	Delaware	41-2076340
Mid-County Utilities, Inc.	Maryland	76-0610395
Mission Viejo 12S Venture, LP	California	33-0615197
Mission Viejo Holdings, Inc.	California	33-0785862
Moffett Meadows Partners, LLC	Delaware	56-2320229
NC Properties I, LLC	Delaware	27-3443043
NC Properties II, LLC	Delaware	27-3443142
Northbridge L.L.C.	Illinois	36-4511102
Northeastern Properties LP, Inc.	Nevada	20-2552328
OHC/Ascot Belle Meade, LLC	Florida	20-3276553
One SR, L.P.	Texas	75-3030507
Palm Gardens At Doral Clubhouse, LLC	Florida	26-0801736
Palm Gardens at Doral, LLC	Florida	20-3959088
Palm Vista Preserve, LLC	Florida	83-0426521
PD-Len Boca Raton, LLC	Delaware	20-8734358
PD-Len Delray, LLC	Delaware	20-8734555
PG Properties Holding, LLC	North Carolina	26-4059800
Pioneer Meadows Development, LLC	Nevada	20-0939113
Pioneer Meadows Investments, LLC	Nevada	20-0939094

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
POMAC, LLC	Maryland	11-3708149
Prestonfield L.L.C.	Illinois	36-4511103
Providence Lakes, LLP	Florida	20-1744772
PT Metro, LLC	Delaware	45-4508755
Raintree Village, L.L.C.	Illinois	20-0090390
Raintree Village II L.L.C.	Illinois	20-2118282
Renaissance Joint Venture	Florida	20-0035665
Reserve @ Pleasant Grove II LLC	New Jersey	90-0527127
Reserve @ Pleasant Grove LLC	New Jersey	90-0527123
Reserve at River Park, LLC	New Jersey	72-1537694
Reserve at South Harrison, LLC	New Jersey	76-0682273
Rivendell Joint Venture	Florida	65-0843443
Rivenhome Corporation	Florida	76-0569346
RMV, LLC	Maryland	None
Rutenberg Homes, Inc.	Florida	76-0340291
Rutenberg Homes of Texas, Inc.	Texas	76-0215995
Rye Hill Company, LLC	New York	20-0809495
R-Ranch Development, LLC	Florida	46-1494780
R-Ranch Orlando Lender, LLC	Florida	46-1486929
S. Florida Construction, LLC	Florida	71-0949799
S. Florida Construction II, LLC	Florida	72-1567303
S. Florida Construction III, LLC	Florida	72-1567302
San Lucia, LLC	Florida	20-4372714
Santa Ana Transit Village, LLC	California	45-0512621
Savannah Development, Ltd.	Texas	76-0654193
Savell Gulley Development, LLC	Texas	26-2592101
Scarsdale, LTD.	Texas	27-0080619

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Schulz Ranch Developers, LLC	Delaware	20-4092311
Seminole/70th, LLC	Florida	56-2529886
Siena at Old Orchard, LLC	Illinois	20-1476765
South Development, LLC	Florida	20-2581567
Southbank Holding, LLC	Florida	45-2420546
Spanish Springs Development, LLC	Nevada	76-0672277
St. Charles Active Adult Community, LLC	Maryland	20-1659598
Stoney Corporation	Florida	59-3374931
Stoney Holdings, LLC	Florida	27-5428554
Stoneybrook Clubhouse, Inc.	Florida	76-0555539
Stoneybrook Joint Venture	Florida	59-3386329
Strategic Cable Technologies, L.P.	Texas	20-1179138
Strategic Holdings, Inc.	Nevada	91-1770357
Strategic Technologies, LLC	Florida	65-0523605
Summerfield Venture L.L.C.	Illinois	20-0753624
Summerwood, LLC	Maryland	27-0045425
SunStreet Energy Group, LLC	Delaware	90-0889251
TCO QVI, LLC	Delaware	45-3568663
Temecula Valley, LLC	Delaware	43-1971997
Terra Division, LLC	Minnesota	None
The Baywinds Land Trust	Florida	11-6591848
The Bridges at Rancho Santa Fe Sales Company, Inc.	California	33-0886703
The Bridges Club at Rancho Santa Fe, Inc.	California	33-0867612
The LNC Northeast Group, Inc.	Delaware	54-1774997
The Preserve at Coconut Creek, LLC	Florida	20-3287825
Treviso Holding, LLC	Florida	45-1961704

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Tustin Villas Partners, LLC	Delaware	41-2076342
Tustin Vistas Partners, LLC	Delaware	32-0054237
U.S. Home Corporation	Delaware	52-2227619
U.S. Home of Arizona Construction Co.	Arizona	74-2402824
U.S. Home Realty, Inc.	Texas	76-0136964
U.S.H. Los Prados, Inc.	Nevada	88-0232393
U.S.H. Realty, Inc.	Maryland	74-2765031
USH Equity Corporation	Nevada	76-0450341
USH - Flag, LLC	Florida	26-3984776
USH LEE, LLC	Florida	27-5368263
USH (West Lake), Inc.	New Jersey	22-3471278
USH Woodbridge, Inc.	Texas	76-0561576
UST Lennar GP PIS 10, LLC	Delaware	26-3219799
UST Lennar GP PIS 7, LLC	Delaware	26-3219172
Valencia at Doral, LLC	Florida	20-3959040
Vineyard Point 2009, LLC	California	26-4562548
WCP, LLC	South Carolina	51-0461143
West Chocolate Bayou Development, LLC	Texas	26-2320867
West Lake Village, LLC	New Jersey	23-2861558
West Seattle Project X, LLC	Delaware	35-2460935
West Van Buren L.L.C.	Illinois	36-4347398
Westchase, Inc.	Nevada	91-1954138
Willowbrook Investors, LLC	New Jersey	76-0687252
Woodbridge Multifamily Developer I, LLC	Delaware	45-2921413
Wright Farm, L.L.C.	Virginia	76-0629136

700 Northwest 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip code)

Series B 4.750% Senior Notes due 2022

and Guarantees of Series B 4.750% Senior Notes due 2022

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 4th day of February, 2013.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Lawrence Dillard
Name:	Lawrence Dillard
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 400, Los Angeles, CA 90071

At the close of business September 30, 2012, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	752
Interest-bearing balances	384
Securities:
Held-to-maturity securities	0
Available-for-sale securities	664,282
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	66,500
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	6,314
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	166,282
Other assets	127,866

Total assets	$1,888,693

1

LIABILITIES

Deposits:
In domestic offices	535
Noninterest-bearing	535
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	230,606
Total liabilities	231,141
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not available
Retained earnings	530,026
Accumulated other comprehensive income	5,006
Other equity capital components	0
Not available
Total bank equity capital	1,657,552
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,657,552

Total liabilities and equity capital	1,888,693

I, Cherisse Waligura, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Cherisse Waligura	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

2